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                                                        Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement on Form S-8, File No. 333-68825.


                                        Arthur Andersen & Co.




                                        /s/ Arthur Andersen & Co.


Hamilton, Bermuda
March 31, 1999